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                                                                 Exhibit 10.112

                         SHOREWOOD PACKAGING CORPORATION

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                                    EMPLOYEE
                      NON-QUALIFIED STOCK OPTION AGREEMENT


     NON-QUALIFIED STOCK OPTION AGREEMENT made as of April 17, 1997, between Shorewood Packaging Corporation, a Delaware corporation (the "Company"), and Marc P. Shore (the "Optionee").

     WHEREAS, the Stock Option and Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee non-qualified stock options to purchase 150,000 shares of its common stock, par value $.01 per share (the "Common Stock"), in recognition of the Optionee's services to the Company as its Chairman, Chief Executive Officer and President, upon the terms and conditions set forth herein.

     NOW, THEREFORE, the Company and the Optionee hereby agree as follows:

     1. Grant of Options. The Company grants to the Optionee, on the terms and conditions hereinafter set forth, non-qualified stock options (the "Options") to purchase 150,000 shares of the Common Stock (the "Option Shares").

     2. Exercise Price. The exercise price (the "Exercise Price") of the Options is $18.125 per Share, subject to adjustment as provided in Section 17 hereof.

     3. Tax Treatment. Optionee understands that the Options granted under this Agreement are not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time.

     4. Exercise Period of Options. The Options shall be exercisable, in whole or in part, at any time during the period commencing on the date hereof and expiring ten (10) years from the date hereof (the "Exercise Period"). All rights of the Optionee in the Options, to the extent that they have not been exercised, shall terminate upon expiration of the Exercise Period.

     5. Exercise of Options. The Options may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by the Optionee specifying the number of Option Shares that the Optionee has irrevocably elected to purchase. The notice must be accompanied by cash or other immediately available funds in the amount of, or shares of Common Stock already owned by the Optionee, held by the Optionee for a minimum of six (6) months and having a fair market value on the date of exercise equal to, or any combination of cash or other immediately available funds and shares of Common Stock equal to, the aggregate amount of the Exercise Price for such number of Option Shares. Upon receipt of such notice and
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payment, the Company shall deliver to the Optionee a certificate or certificates in respect of the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance to him of the certificates for such shares. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing of same on the NASDAQ Stock Market or the New York Stock
Exchange if shares of Common Stock of the Company are then listed on such Exchange. The Optionee will not be nor deemed to be a holder of any shares subject to the Options unless and until certificates for such shares are issued to him under the terms of this Agreement.

     6. Restrictive Legend. If and when the Options are exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of an effective registration statement under the Act covering the shares or of an opinion of counsel to the Company that such transfer will not require registration of such shares under the Act."

     7. Death of Optionee. Options granted hereunder and outstanding on the date of Optionee's death may be exercised by the personal representative of the Optionee or the person or persons to whom the Options shall have been transferred by the Optionee's will or in accordance with the laws of descent and distribution, as the case may be, at any time prior to the termination of such Options pursuant to Section 4 above.

     8. No Stockholders' Rights for Options. The Optionee shall have no rights as a stockholder with respect to the Option Shares until the date of the issuance to the Optionee of a stock certificate or certificates therefor, and no adjustment will be made for cash dividends or other rights for which the record date is prior to the date of issuance of such certificate(s).

     9. Demand Registration. At any time prior to the tenth anniversary hereof, the Optionee shall have the right exercisable by written notice to the Company (the "Demand Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "SEC"), on no more than one (subject to Section 11 below) occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of the Company counsel, to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), so as to permit a public offering and sale of the Option Shares. Notwithstanding anything else herein contained, the Company will have no obligation to prepare and file a registration statement under the Securities Act pursuant to this Section 9 other than on Form S-3 if available to the Company (or the equivalent thereto if such form is no longer generally available). The Company shall be entitled to postpone for up to six (6) months the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to this Section 9 if at the time the Company receives a request for registration the Board of Directors of the Company determines in its reasonable business judgment, that the filing of such registration statement and the offering of the Option Shares pursuant thereto would interfere


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with any financing, acquisition, corporate reorganization or other material transaction by the Company, and the Company promptly gives the Optionee notice of such determination and postponement. If the Company shall so postpone the filing of a registration statement, the Optionee shall have the right to withdraw the request for registration by giving written notice to the Company within fifteen (15) days after receipt of the Company's notice of postponement (and, in the event of such withdrawal, such request shall not be deemed a request for registration which may be made pursuant to this Section 9). Notwithstanding the foregoing, the Company will have no obligation to prepare and file a registration statement under the Securities Act, if to do so would require a special audit of the Company's balance sheet and related financial statements in connection with the preparation of the registration statement, even if, as a result, the filing of the registration statement would be delayed until after the completion of the Company's next regular audit.

     10. Piggy-Back Registration. If at any time the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee (the "Piggy-Back Request") made within 30 calendar days after the receipt of any such notice (which request must specify that the Optionee intends to dispose of all of the Option Shares held by the Optionee on the date the Notice of Intent is received by the Optionee), the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register; provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     11. Combined Exercise and Registration Request. If at or before the date of a Demand Request or a Piggy-Back Request, the Optionee shall not have exercised the Options in accordance with the terms of Sections 4 and 5 hereof, such Demand Request or Piggy-Back Request, as the case may be, shall be deemed to be a notice of exercise by the Optionee pursuant to the first sentence of Section 5 and an agreement to pay to the Company the full amount required by the terms hereof on or before the earlier of the termination of the Options or the date when a registration statement filed by the Company pursuant to Section 9 or
Section 10 becomes effective under the Securities Act (the "Effective Date"). Notwithstanding the foregoing, at any time before the Company requests the SEC to accelerate the Effective Date of a registration statement filed pursuant to
Section 9 or Section 10 hereof, the Optionee may, by delivery of a written notice to the Company, withdraw its Demand Request or Piggy-Back Request, as the case may be, and upon delivery of such withdrawal notice such Demand Request or Piggy-Back


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Request, as the case may be, shall be deemed to be null and void and the
Optionee shall continue to have the rights granted in Sections 5, 9 and 10 hereof, within the time limits provided therein, to the same extent as if no Demand Request or Piggy-Back Request had been made and no notice of exercise of this warrant had been delivered; provided, however, that if the Demand Request or Piggy-Back Request, as the case may be, is delivered to the Company before the expiration of the Exercise Period and the Optionee has not before then otherwise exercised the Options pursuant to the terms hereof, the Optionee may, at his election include with such withdrawal notice the payment required hereunder and the Company shall deliver to the Optionee a stock certificate or stock certificates in accordance with the provisions of Section 5 hereof.

     12. Registration Expenses. The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants); provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale shall be paid by the Optionee.

     13. Registration Procedures. If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

          (i) prepare and file with the SEC a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

          (iii) furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

          (iv) use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be


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required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction.

          The Company may require the Optionee to furnish the Company such information regarding the Optionee and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     14. Termination of Obligations. The obligations of the Company imposed by Sections 9 through 13 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     15. Availability of Information. The Company will cooperate with the Optionee in supplying such information and documentation as may be necessary for him to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     16. Registration Rights Condition. Notwithstanding any other provision contained herein, the Company shall not be obligated to comply with any demands for registration of any Option Shares under the Securities Act if, at the time of such demand by the Optionee:

          (i) the Optionee is free to sell such Option Shares in accordance with Rule 144 promulgated under the Securities Act or any similar rule or regulation promulgated under the Securities Act; or

          (ii) the Company has in effect a registration statement covering the disposition of such Option Shares.

     17. Dilution or Other Adjustments. In the event of any change in the Common Stock subject to the Options granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, the Board of Directors of the Company shall make such adjustments with respect to (i) the number of Option Shares,
(ii) the Exercise Price, or (iii) any provision of this Agreement, as it may deem equitable in order to prevent dilution or enlargement of the Options and the rights granted hereunder.

     18. Miscellaneous.

          18.1 The interpretation of this Agreement by the Compensation Committee shall be binding on the Optionee.


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          18.2 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

          18.3 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

          18.4 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

          18.5 No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

          18.6 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

          18.7 This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and supersedes any and all prior agreements, understandings or representations.

          IN WITNESS WHEREOF, the Company and the Optionee have duly executed this Agreement as of the day and year first above written.


                                        SHOREWOOD PACKAGING CORPORATION



                                        By:  ______________________________
                                             Name:
                                             Title:




                                        ___________________________________
                                                    MARC P. SHORE

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